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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):              January 24, 2008

                                Retail Pro, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

         0-23049                                         33-0896617
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  (Commission File Number)                   (IRS Employer Identification No.)


3252 Holiday Court, Ste. 226, La Jolla, California        92037
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(Address of Principal Executive Offices)                  (Zip Code)

                                 (858) 550-3355
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              (Registrant's telephone number, including area code)

                              Island Pacific, Inc.
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS.

     (b)  Departure of Directors or Principal Officers

     On January 24, 2008, Philip Bolles resigned his employment with Retail Pro, Inc. (the "Company") as Interim Chief Financial Officer. There were no disputes between the Company and Mr. Bolles.

     (c)  Appointment of Principal Officers

     Effective January 24, 2008, the Company hired Kevin Ralphs, 54, to serve as the Company's Interim Chief Financial Officer. During the most recent five year period, Mr. Ralphs served as Chief Financial Officer of Barbeques Galore, Inc. Mr. Ralphs had previously served as Controller for American Digital Products, Inc., Treasurer for Hosken Intermediaries, Ltd., and Financial Manager for Royal Beech-Nut Pty Ltd., a foreign subsidiary of Nabisco, Inc. Mr. Ralphs earned his Bachelor of Commerce degree from the University of the Witwatrsrand and is a Chartered Accountant.

     Mr. Ralph's employment will be at-will. He will receive a salary of $200,000 per year and will be eligible to receive an annual bonus. Mr. Ralphs will also receive options to purchase 200,000 shares of the Company's common stock at the market price as of the close of business on January 24, 2008.

ITEM 8.01   OTHER EVENTS

     Previously, the Company disclosed that the SEC had issued a formal order of investigation regarding certain Company activities. On January 10, 2008, the Company received a "Wells Letter" from the staff of the Securities and Exchange Commission ("SEC"). The Company has been informed that its Chief Executive Officer, Mr. Barry Schechter, also received a Wells Letter. The Wells Letters stated the staff of the SEC is considering recommending the SEC bring civil injunctive actions against the Company and Mr. Schechter for alleged violations of Section 17(a) of the Securities Act of 1933 and Sections 10(b), 13(a) and 13(b)(2) of the Securities Exchange Act of 1934 and Rules 10b-5, 12b-20, 13a-1, 13a-11, and 13a-13 thereunder. Under the process established by the SEC, the recipients have an opportunity to respond before any action is brought against them. Discussions are ongoing between the staff and the recipients' counsel with respect to the alleged violations and possible resolution of the matter. There is no assurance that a resolution can be reached, or that the ultimate impact will not be material. The resignation of Mr. Bolles is unrelated to the Wells Letters described above.

     On January 4, 2008, the Company filed a Current Report on Form 8-K announcing the change of the Company's name to Retail Pro, Inc. As a result of the name change, effective as of the open of market on January 29, 2008, the Company's trading symbol changed to RTPR.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                      Retail Pro, Inc.

Date: January 30, 2008                By:  /s/ Barry Schechter
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                                      Name:  Barry Schechter
                                      Title: Chief Executive Officer